UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY



Investment Company Act file number 811-07471


Matthew 25 Fund
(Exact name of registrant as specified in charter)

715 Twining Road, Suite # 212
Dresher, PA  19025
(Address of principal executive offices)


Mark Mulholland
715 Twining Road, Suite # 212
Dresher, PA  19025
(Name and address of agent for service)


Registrant's telephone number, including area code: (215) 884-4458


Date of fiscal year end: December 31

Date of reporting period: September 30, 2018


Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5, to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940. The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.


Item 1. Schedule of Investments

The Matthew 25 Fund
Schedule of Investments
September 30, 2018
(unaudited)


Shares/Principal Amount        Historical Cost    Market Value   % of Net Assets

 COMMON STOCKS

 Air Courier Services
 136,000 FedEx Corporation        $12,968,416           $32,747,440   8.90%

 Business Services
      1 DepositoryTrt&Clearing(***)*   1,127                  1,880   0.00%
 40,000 Mastercard Inc.              797,488              8,904,400   2.42%

 Cable & Other Pay Television Services
 390,000 Discovery, Inc.    	     8,951,632           11,536,200   3.14%

 Crude Petroleum & Natural Gas
 750,000  Range Resources Corp.     11,702,633           12,742,500   3.46%

 Electronic Computers
 140,000 Apple, Inc.                 2,265,662           31,603,600   8.59%

 Engines & Turbines
 42,000 Cummins Inc.                 5,837,026            6,134,940   1.67%

 Federal & Federally Sponsored
 41,000 Federal Agric. MortCorp Cl C  2,019,888            2,959,380   0.80%
 39,752 Federal Agric. MortCorp Cl A  2,730,064            2,631,980   0.72%

 Fire, Marine & Casualty Insurance
 65 Berkshire Hathaway, Cl A *       6,367,605            20,800,003   5.65%

 Life Insurance
 95,000 Brighthouse Financial, Inc   4,069,267             4,202,800   1.14%

 National Commercial Banks
 227,500 JP Morgan Chase & Co.       8,005,075           25,671,100    6.98%

 Operative Builders
 545,000 Toll Brothers, Inc. *      17,007,666           18,001,350    4.89%

 Railroads, Line-Haul Operations
 132,500 Kansas City Southern         7,163,218          15,009,600    4.08%

 Real Estate Investment Trusts
 1,425,000 Brandywine Rlty Trust    15,890,943           22,401,000    6.09%

 Security Brokers, Dealers & Exchanges
 176,500 Goldman Sachs Group        21,522,033           39,578,360   10.76%

 Services-Computer Programming
 79,150 Facebook, Inc. *             11,629,169          13,017,009    3.54%

 State Commercial Banks
 70,000 Customers Bancorp, Inc.       1,706,492           1,647,100    0.45%

 Transportation Equipment
 230,750 Polaris Indust, Inc.        14,911,945          23,294,213    6.33%


 Total Common Stocks                155,547,349         292,884,855   79.61%


 LIMITED PARTNERSHIPS
 1,325,000 KKR & CO. LP             19,407,065           36,132,750    9.82%


 PREFERRED STOCKS
 130,400  Fed Nat'l Mortgage Assoc *     977,127           1,079,712   0.29%
 230,500  Fed Nat'l Mortgage Assoc *   1,698,531           2,074,500   0.56%
 280,000  Fed Nat'l Mortgage Assoc *   2,620,076           2,394,000   0.65%
 292,500  Fed Nat'l Mortgage Assoc *   2,331,866           2,492,100   0.68%
 355,000  Fed Nat'l Mortgage Assoc *   2,860,898           3,070,750   0.83%
 398,500  Fed Nat'l Mortgage Assoc *   3,661,427           3,427,100   0.93%
 423,700  Fed Nat'l Mortgage Assoc *   3,316,017           3,512,473   0.95%
 445,000  Fed Nat'l Mortgage Assoc *   3,585,380           4,085,100   1.11%
 578,500  Fed Nat'l Mortgage Assoc *   4,777,735           4,772,625   1.30%
 2,018,500 Fed Nat'l Mortgage Assoc *  7,799,234           8,780,475   2.39%

Total Investments                    208,582,705         364,706,440  99.12%


Other Assets in Excess
of Liabilities                         3,239,447          3,239,447    0.88%

Net Assets                          $211,822,151       $367,945,887  100.00%



 * Non-Income producing securities during the period.
(***) Level 3 Security

Summary of Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation
All investments in securities are recorded at their estimated fair value, as described below.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016) or expected to be taken in the Fund's 2017 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders
The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Cash and cash equivalents
The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Other
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Warrants
The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Reclassifications
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from limited partnerships, real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Subsequent Events
Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.


Securities Valuations
Processes and Structure
The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements
A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks, and limited partnerships). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

Derivative instruments (warrants). Listed derivatives that are actively traded are valued based on quoted prices from the exchange and appropriately categorized in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of September 30, 2018:


    Categories                  Level 1      Level 2    Level 3  Total

     Common Stocks             $292,882,975  $0         $1,880   $292,884,855
     Limted Partnerships       $ 36,132,750  $0         $0       $ 36,132,750
     Preferred Stock           $ 35,688,835  $0         $0       $ 35,688,835
                               -----------  ---------  -----    ------------
                               $364,704,560  $0         $1,880   $364,706,440



There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund's policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

The Fund did not hold any derivative instruments at September 30, 2018.

The cost basis of investments for federal income tax purposes at September 30, 2018 was as follows*:

Federal tax cost of investments(including short-term investments) $211,822,151
                                                                   ===========
Gross unrealized appreciation on investments                       156,123,736
Gross unrealized depreciation on investments                                0
                                                                    ----------
Net unrealized appreciation                                       $156,123,736


*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year's federal income tax information, please refer to the Notes to Financial Statements section of the Fund's most recent semi-annual or annual report.



Item 2. Controls and Procedures

a) The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 3. Exhibits

I, Mark Mulholland, President of Matthew 25 Fund, certify that:

1. I have reviewed this report on Form N-Q of the Matthew 25 Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this report fairly present in all material respects the investments of the Matthew 25 Fund as of the end of the fiscal quarter for which the report is filed.

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) and internal control over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act) for the Matthew 25 Fund and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation;
and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and


5. I have disclosed to the Matthew 25 Fund's auditors and the audit committe of the Matthew 25 Fund's board of trustees:

a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Matthew 25 Fund's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Matthew 25 Fund's internal control over financial reporting.



Matthew 25 Fund, Inc.

/S/ Mark Mulholland
________________________________
Mark Mulholland, President
Mr. Mulholland acts as the Matthew 25 Fund's Principal Executive Officer and Principal Financial Officer

November 8, 2018


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Matthew 25 Fund, Inc.
/S/ Mark Mulholland, President
_________________________________
Mark Mulholland
Mr. Mulholland acts as the Matthew 25 Fund's Principal Executive Officer and Principal Financial Officer

November 8, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Matthew 25 Fund, Inc.
/S/ Mark Mulholland, President
_________________________________
Mark Mulholland
Mr. Mulholland acts as the Matthew 25 Fund's Principal Executive Officer and Principal Financial Officer

November 8, 2018